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Exhibit 10.2

LETTERHEAD OF ELVINGER, HOSS & PRUSSEN

        We hereby consent to being named and to the summarization of advice attributed to us in this Form 20-F of Stolt Offshore S.A. for the fiscal year ended November 30, 2002.

Elvinger, Hoss & Prussen
By:	/s/ TOINON HOSS Name: Toinon Hoss

Luxembourg,
June 2, 2003

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LETTERHEAD OF ELVINGER, HOSS & PRUSSEN